Exhibit 99.1

Bristol Myers Squibb Announces Commencement of Registered Exchange Offers

PRINCETON, N.J. June 16, 2020 – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol Myers Squibb”) announced today the commencement of its offers to exchange (the “Registered Exchange Offers”) any and all of its outstanding (i) $19,000,000,000 aggregate principal amount of senior unsecured notes previously issued on May 16, 2019 (“May Notes”) pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and (ii) $18,545,623,000 aggregate principal amount of its outstanding senior unsecured notes previously issued on November 22, 2019 (the “November Notes” and, together with the May Notes, the “Original Notes”) pursuant to an exemption from the registration requirements of the Securities Act, for an equal principal amount of new notes in a transaction registered under the Securities Act (the “Registered Notes”).

The May Notes were issued in a private offering to fund a portion of the aggregate cash consideration payable in connection with the Bristol Myers Squibb’s acquisition of Celgene Corporation (“Celgene”) and to pay related fees and expenses. The November Notes were issued in a private offering upon the completion of Bristol Myers Squibb’s offers to exchange (“prior exchange offers”) any and all outstanding notes issued by Celgene.

Bristol Myers Squibb is offering to issue the Registered Notes to satisfy its obligations under the registration rights agreement entered into with the initial purchasers of the May Notes and the registration rights agreement entered into with the dealer managers for the prior exchange offers. The Registered Exchange Offers do not represent a new financing transaction.

The terms of the Registered Notes to be issued in the Registered Exchange Offers are substantially identical to the terms of the corresponding series of Original Notes, except that the issuance of the Registered Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions applicable to the Original Notes will not apply to the Registered Notes. Bristol Myers Squibb will issue the Registered Notes under the same indentures that govern the applicable series of Original Notes.

The following table sets forth the outstanding aggregate principal amount of each series of Original Notes. The Registered Exchange Offers consist of offers to exchange up to the entire aggregate principal amount of each series of Original Notes for an equal principal amount of the corresponding series of Registered Notes.

Title of Series of Notes	Amount Outstanding
2.875% Senior Notes due 2020	$1,243,777,000
3.950% Senior Notes due 2020	$436,313,000
Senior Floating Rate Notes due 2020	$750,000,000
2.875% Senior Notes due 2021	$434,815,000
2.250% Senior Notes due 2021	$464,576,000
2.550% Senior Notes due 2021	$1,000,000,000
3.250% Senior Notes due 2022	$861,709,000
3.550% Senior Notes due 2022	$891,870,000

Senior Floating Rate Notes due 2022	$500,000,000
2.600% Senior Notes due 2022	$1,500,000,000
2.750% Senior Notes due 2023	$697,660,000
3.250% Senior Notes due 2023	$932,101,000
4.000% Senior Notes due 2023	$636,086,000
3.625% Senior Notes due 2024	$882,510,000
2.900% Senior Notes due 2024	$3,250,000,000
3.875% Senior Notes due 2025	$2,379,532,000
3.200% Senior Notes due 2026	$2,250,000,000
3.450% Senior Notes due 2027	$961,528,000
3.900% Senior Notes due 2028	$1,456,162,000
3.400% Senior Notes due 2029	$4,000,000,000
4.125% Senior Notes due 2039	$2,000,000,000
5.700% Senior Notes due 2040	$245,785,000
5.250% Senior Notes due 2043	$391,925,000
4.625% Senior Notes due 2044	$976,477,000
5.000% Senior Notes due 2045	$1,959,524,000
4.350% Senior Notes due 2047	$1,236,433,000
4.550% Senior Notes due 2048	$1,456,840,000
4.250% Senior Notes due 2049	$3,750,000,000
Total	$37,545,623,000

Bristol Myers Squibb will accept for exchange any and all Original Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on July 15, 2020 (as the same may be extended by Bristol Myers Squibb with respect to one or more series of Original Notes, the “Expiration Date”). Prior to the Expiration Date, tenders of Original Notes may be withdrawn according to the procedures described in the Prospectus (as defined below). Promptly after the Expiration Date, Bristol Myers Squibb will settle the Registered Exchange Offers by issuing Registered Notes pursuant to the terms of the Registered Exchange Offers.

A Registration Statement on Form S-4 (File No. 333-238533) (the “Registration Statement”) relating to the Registered Exchange Offers was filed with the Securities and Exchange Commission on May 20, 2020 and was declared effective on June 15, 2020. The Registered Exchange Offers are being made pursuant to the terms and subject to the conditions set forth in a prospectus dated June 16, 2020 (as the same may be amended or supplemented, the “Prospectus”), which has been filed with the Securities and Exchange Commission and forms a part of the Registration Statement. The complete terms and conditions of the Registered Exchange Offers, including instructions regarding procedures for tendering Original Notes, are described in the Prospectus, the Registration Statement and related letter of transmittal, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent in connection with the Registered Exchange Offers, at (866) 924-2200 (U.S. toll-free) or (212) 430-3774.

This press release is not an offer to sell or exchange or a solicitation of an offer to buy or exchange any of the securities described herein. The Registered Exchange Offers are being made solely pursuant to the terms and conditions of the Prospectus, the Registration Statement, the related letter of transmittal and the other related materials.

About Bristol Myers Squibb

Bristol Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook, and Instagram.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements are likely to relate to, among other things, our ability to execute successfully our strategic plans, including our business development strategy generally and in relation to our ability to realize the projected benefits of our acquisition of Celgene, the full extent of the impact of the novel coronavirus disease 2019 (COVID-19) pandemic on our operations and the development and commercialization of our products, the expiration of patents or data protection on certain products, including assumptions about our ability to retain patent exclusivity of certain products and the impact, and the result of governmental investigations. No forward-looking statement can be guaranteed.

Such forward-looking statements are based on historical performance and current expectations and projections about our future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, risks relating to: integrating Bristol Myers Squibb’s and Celgene’s business and operations, including with respect to human capital management, portfolio rationalization, finance and accounting systems, sales operations and product distribution, pricing systems and methodologies, data security systems, compliance programs and internal controls processes; our ability to realize the anticipated benefits from the Celgene acquisition; the impact of our significant additional indebtedness that we incurred and our issuance of additional shares in connection with the Celgene acquisition on our ability to operate the combined company; various risks related to public health outbreaks, epidemics and pandemics, including the impact of the COVID-19 pandemic on our operations, the possibility of the COVID-19 pandemic delaying the timing of the FDA’s approval decisions and that we cannot reasonably assess or predict at this time the full extent of the adverse effect that the COVID-19 pandemic will have on our business, financial condition, results of operations and cash flows; challenges inherent in new product development, including obtaining and maintaining regulatory approval; increasing pricing pressures from market access, pharmaceutical pricing controls and discounting and other restrictions in the United States, the European Union and other regions around the world (including changes in rules and practices of managed care organizations and institutional and governmental purchasers); the possibility of difficulties and delays in product introduction and commercialization; our ability to obtain and protect market exclusivity rights and enforce patents and other intellectual property rights; the risk of certain novel approaches to disease treatment (such as CAR T therapy); industry competition from other manufacturers; the risk of an adverse patent litigation decision or settlement and exposure to other litigation and/or regulatory actions; the impact of any U.S. healthcare reform and legislation or regulatory action in the U.S. and markets outside the U.S. affecting pharmaceutical product pricing, reimbursement or access; changes in tax law and regulations; any decline in our future royalty streams; the failure of our suppliers, vendors, outsourcing partners, alliance partners and other third parties to meet their contractual, regulatory and other obligations; our ability to execute our financial, strategic and operational plans; our ability to identify potential strategic acquisitions, licensing opportunities or other beneficial transactions; our ability to attract and retain key personnel; our ability to effectively manage acquisitions, divestitures, alliances and other portfolio actions and to successfully realize the expected benefits of such actions; our dependency on several key products; potential difficulties, delays and disruptions in manufacturing, distribution or sale of products, including, without limitation, interruptions caused by damage to our and our suppliers’ manufacturing sites; regulatory decisions impacting labeling, manufacturing processes and/or other matters; the impact on our competitive position from counterfeit or unregistered versions of our products or stolen products; the adverse impact of cyber-attacks on our information systems or products, including unauthorized disclosure of trade secrets or other confidential data stored in our information systems and networks; political and financial instability of international economies and sovereign risk; interest rate and currency exchange rate fluctuations, credit and foreign exchange risk management; and issuance of new or revised accounting standards.

The foregoing list sets forth some, but not all, of the factors that could have an impact upon our ability to achieve results described in any forward-looking statements. All of the forward-looking statements that we make in this press release are qualified by (i) the information contained under this heading and (ii) the information discussed under the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the risk factors discussed in our Quarterly Reports on Form 10-Q and future filings with the Securities and Exchange Commission.

Persons reading this press release are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. You also should understand that it is not possible to predict or identify all such factors and that this list should not be considered a complete statement of all potential risks and uncertainties. Investors also should realize that if underlying assumptions prove inaccurate or if unknown risks or uncertainties materialize, actual results could vary materially from our projections. Except as otherwise required by law, we are not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements included in this press release, whether written or oral, that may be made from time to time relating to any of the matters discussed in this press release, whether as a result of new information, future events or otherwise, as of any future date.

Contacts

Media:
media@bms.com
609-252-3345

Investors:
Tim Power
609-252-7509
timothy.power@bms.com